                                                                    EXHIBIT 99.7

CASE NAME:     KEVCO MANUFACTURING, LP                             ACCRUAL BASIS

CASE NUMBER:   401-40784-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2001
                                       ----------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                      TREASURER
---------------------------------------          -------------------------------
Original Signature of Responsible Party                       Title

WILFORD W. SIMPSON                                      NOVEMBER 21, 2001
---------------------------------------          -------------------------------
Printed Name of Responsible Party                             Date


PREPARER:

/s/ Dennis S. Faulkner                                 DEBTOR'S ACCOUNTANT
---------------------------------------          -------------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                      NOVEMBER 21, 2001
---------------------------------------          -------------------------------
Printed Name of Preparer                                      Date

CASE NAME:     KEVCO MANUFACTURING, LP                         ACCRUAL BASIS - 1

CASE NUMBER:   401-40784-BJH-11

COMPARATIVE BALANCE SHEET

                                                                      SCHEDULED            MONTH
ASSETS                                                                  AMOUNT             OCT-01     MONTH     MONTH
------                                                                ---------            ------     -----     -----
1.     Unrestricted Cash (FOOTNOTE)                                      41,683           150,805
2.     Restricted Cash
3.     Total Cash                                                        41,683           150,805
4.     Accounts Receivable (Net) (FOOTNOTE)                           7,974,696                 0
5.     Inventory (FOOTNOTE)                                          14,793,828                 0
6.     Notes Receivable
7.     Prepaid Expenses                                                 196,584                 0
8.     Other (Attach List)                                                    0                 0
9.     Total Current Assets                                          23,006,791           150,805
10.    Property, Plant & Equip. (FOOTNOTE)                           32,082,187         2,220,574
11.    Less: Accumulated Depreciation                                (7,696,543)         (250,320)
12.    Net Property, Plant & Equipment                               24,385,644         1,970,254
13.    Due From Insiders
14.    Other Assets - Net of Amortization (Attach List)               8,369,096                 0
15.    Other (Attach List)                                           13,541,943        45,456,185
16.    Total Assets                                                  69,303,474        47,577,244

POST PETITION LIABILITIES

17.    Accounts Payable
18.    Taxes Payable (FOOTNOTE)                                                            26,492
19.    Notes Payable
20.    Professional Fees
21.    Secured Debt
22.    Other (Attach List)                                                                131,388
23.    Total Post Petition Liabilities                                                    157,880

PRE PETITION LIABILITIES

24.    Secured Debt (FOOTNOTE)                                       75,885,064        14,891,816
25.    Priority Debt (FOOTNOTE)                                       1,383,756
26.    Unsecured Debt (FOOTNOTE)                                      5,139,545         3,048,966
27.    Other (Attach List)                                          197,008,999       197,951,008
28.    Total Pre Petition Liabilities                               279,417,364       215,891,790
29.    Total Liabilities                                            279,417,364       216,049,670

EQUITY

30.    Pre Petition Owners' Equity                                                   (210,107,292)
31.    Post Petition Cumulative Profit Or (Loss)                                      (18,666,125)
32.    Direct Charges To Equity (Attach Explanation Footnote)                          60,300,991
33.    Total Equity                                                                  (168,472,426)
34.    Total Liabilities and Equity                                                    47,577,244

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANUFACTURING, LP                           SUPPLEMENT TO

CASE NUMBER:   401-40784-BJH-11                                ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                                          SCHEDULED           MONTH
ASSETS                                                                      AMOUNT            OCT-01         MONTH         MONTH
------                                                                    ---------           ------         -----         -----
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                                                      0                0

A.      Goodwill: Consolidated Forest Products (Footnote)                 8,369,096                0
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14                         8,369,096                0

A.      Intercompany Receivables (FOOTNOTE)                              13,541,943       45,456,185
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                                            13,541,943       45,456,185

POST PETITION LIABILITIES

A.      Accrued Liabilities                                                                  131,388
B.
C.
D.
E.
TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                                             131,388

PRE PETITION LIABILITIES

A.      Interco. Payables (FOOTNOTE)                                     68,508,999       69,451,008
B.      10 3/8% Senior Sub. Notes                                       105,000,000      105,000,000
C.      Sr. Sub. Exchangeable Notes                                      23,500,000       23,500,000
D.
E.
TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27                         197,008,999      197,951,008

CASE NAME:     KEVCO MANUFACTURING, LP                         ACCRUAL BASIS - 2

CASE NUMBER:   401-40784-BJH-11


INCOME STATEMENT

                                                       MONTH                                               QUARTER
REVENUES                                               OCT-01            MONTH             MONTH            TOTAL
--------                                               ------            -----             -----           -------
1.    Gross Revenues                                        0                                                    0
2.    Less: Returns & Discounts                                                                                  0
3.    Net Revenue                                           0                                                    0

COST OF GOODS SOLD

4.    Material                                                                                                   0
5.    Direct Labor                                                                                               0
6.    Direct Overhead                                                                                            0
7.    Total Cost of Goods Sold                              0                                                    0
8.    Gross Profit                                          0                                                    0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                                             0
10.   Selling & Marketing                                                                                        0
11.   General & Administrative                            550                                                  550
12.   Rent & Lease                                          0                                                    0
13.   Other (Attach List)                                   0                                                    0
14.   Total Operating Expenses                            550                                                  550
15.   Income Before Non-Operating
      Income & Expense                                   (550)                                                (550)

OTHER INCOME & EXPENSES

16.   Non-Operating (Income) (Att List)                (1,168)                                              (1,168)
17.   Non-Operating Expense (Att List)                 40,000                                               40,000
18.   Interest Expense                                                                                           0
19.   Depreciation / Depletion                                                                                   0
20.   Amortization                                                                                               0
21.   Other (Attach List)                                                                                        0
22.   Net Other Income & (Expenses)                   (38,832)                                             (38,832)

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                          0
24.   U.S. Trustee Fees                                                                                          0
25.   Other (Attach List)                                                                                        0
26.   Total Reorganization Expenses                         0                                                    0
27.   Income Tax                                                                                                 0
28.   Net Profit (Loss)                               (39,382)                                             (39,382)

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANUFACTURING, LP                           SUPPLEMENT TO

CASE NUMBER:   401-40784-BJH-11                                ACCRUAL BASIS - 2


INCOME STATEMENT

                                                    MONTH                                               QUARTER
OPERATING EXPENSES                                  OCT-01             MONTH            MONTH            TOTAL
------------------                                  ------             -----            -----           -------
A.                                                                                                            0
B.                                                                                                            0
C.                                                                                                            0
D.                                                                                                            0
E.                                                                                                            0
TOTAL OTHER OPERATING EXPENSES - LINE 13                 0                                                    0

OTHER INCOME & EXPENSES

A.    Interest Income                               (1,168)                                              (1,168)
                                                                                                              0
                                                                                                              0
  TOTAL NON-OPERATING INCOME - LINE 16              (1,168)                                              (1,168)

A.    Loss on sale of assets                        40,000                                               40,000
B.                                                                                                            0
C.                                                                                                            0
D.
TOTAL NON-OPERATING EXPENSE - LINE 17               40,000                                               40,000


REORGANIZATION EXPENSES

A.                                                                                                            0
B.                                                                                                            0
C.                                                                                                            0
D.                                                                                                            0
E.                                                                                                            0
TOTAL OTHER REORGANIZATION EXPENSES - LINE 25            0                                                    0

CASE NAME:     KEVCO MANUFACTURING, LP                         ACCRUAL BASIS - 3

CASE NUMBER:   401-40784-BJH-11


CASH RECEIPTS AND                            MONTH                                             QUARTER
DISBURSEMENTS                                OCT-01           MONTH           MONTH             TOTAL
-----------------                            ------           -----           -----            -------
1.   Cash - Beginning Of Month               SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.   Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition
4.   Post Petition
5.   Total Operating Receipts

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)
7.   Sale of Assets
8.   Other (Attach List)
9.   Total Non-Operating Receipts
10.  Total Receipts
11.  Total Cash Available

OPERATING DISBURSEMENTS

12.  Net Payroll
13.  Payroll Taxes Paid
14.  Sales, Use & Other Taxes Paid
15.  Secured / Rental / Leases
16.  Utilities
17.  Insurance
18.  Inventory Purchases
19.  Vehicle Expenses
20.  Travel
21.  Entertainment
22.  Repairs & Maintenance
23.  Supplies
24.  Advertising
25.  Other (Attach List)
26.  Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.  Professional Fees
28.  U.S. Trustee Fees
29.  Other (Attach List)
30.  Total Reorganization Expenses
31.  Total Disbursements
32.  Net Cash Flow
33.  Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANUFACTURING LP            SUPPLEMENT TO ACCRUAL BASIS -3
                                                 OCTOBER, 2001
CASE NUMBER:   401-40784-BJH-11                  CASH RECEIPTS AND DISBURSEMENTS

                                              DIST LP        MFG         MGMT       HOLDING    COMP       KEVCO INC       TOTAL
                                              -------        ---         ----       -------    ----       ---------       -----
    CASH-BEGINNING OF MONTH                      --        150,202     3,517,653         --      --          1,000   3,668,855

RECEIPTS FROM OPERATIONS
    CASH SALES                                   --             --                                                          --
COLLECTION OF ACCOUNTS RECEIVABLE
    PRE PETITION                                 --             --                                                          --
    POST PETITION                                               --                                                          --

    TOTAL OPERATING RECEIPTS                     --             --            --         --      --             --          --

NON OPERATING RECEIPTS
    LOANS & ADVANCES                                            --                                                          --
    SALE OF ASSETS                                         460,000                                                     460,000
    OTHER                                    49,584         19,073       311,962         --      --             --     380,619
     INTERCOMPANY TRANSFERS                  56,422         17,001       (73,423)        --                                 --
            SALE EXPENSE REIMBURSEMENT
            INCOME TAX REFUND
            RENT
            PAYROLL TAX ADVANCE RETURNED                                 304,679
            MISC.                            49,584                                              --
            INTEREST INCOME                                                7,283

    TOTAL NON OPERATING RECEIPTS            106,006        496,074       238,539         --      --             --     840,619

    TOTAL RECEIPTS                          106,006        496,074       238,539         --      --             --     840,619

    CASH AVAILABLE                          106,006        646,276     3,756,192         --      --          1,000   4,509,474

OPERATING DISBURSEMENTS
    NET PAYROLL                                                           18,582                                        18,582
    PAYROLL TAXES PAID                                          --         6,780                                         6,780
    SALES, USE & OTHER TAXES PAID                               --                                                          --
    SECURED/RENTAL/LEASES                                       --         9,700                                         9,700
    UTILITIES                                   138             --           213                                           351
    INSURANCE                                                   --        20,726                                        20,726
    INVENTORY PURCHASES                                         --                                                          --
    VEHICLE EXPENSE                                             --                                                          --
    TRAVEL                                                      --                                                          --
    ENTERTAINMENT                                               --                                                          --
    REPAIRS & MAINTENANCE                                       --                                                          --
    SUPPLIES                                                    --                                                          --
    ADVERTISING                                                                                                             --
    OTHER                                   105,868        495,471         3,362         --      --             --     604,701
                       LOAN PAYMENTS        100,996        468,217            --                                       569,213
            FREIGHT                           4,600             --                                                       4,600
            CONTRACT LABOR                                      --         2,746                                         2,746
            401 K PAYMENTS                                      --                                                          --
            PAYROLL TAX ADVANCE ADP                                                                                         --
            WAGE GARNISHMENTS                                                                                               --
            MISC.                               272         27,254           616                                        28,142

    TOTAL OPERATING DISBURSEMENTS           106,006        495,471        59,363         --      --             --     660,840

REORGANIZATION DISBURSEMENTS
    PROFESSIONAL FEES                                           --        90,292                                        90,292
    US TRUSTEE FEES                                             --        13,750                                        13,750
    OTHER                                                                                                                   --
    TOTAL REORGANIZATION EXPENSE                 --             --       104,042         --      --             --     104,042

    TOTAL DISBURSEMENTS                     106,006        495,471       163,405         --      --             --     764,882

    NET CASH FLOW                                --            603        75,134         --      --             --      75,737

    CASH- END OF MONTH                           --        150,805     3,592,787         --      --          1,000   3,744,592

CASE NAME:     KEVCO MANUFACTURING, LP                         ACCRUAL BASIS - 4

CASE NUMBER:   401-40784-BJH-11

                                                    SCHEDULED        MONTH
ACCOUNTS RECEIVABLE AGING                             AMOUNT         OCT-01            MONTH           MONTH
-------------------------                           ---------        ------            -----           -----
1.   0 - 30                                                                                             0
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                      7,974,696             0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                      7,974,696             0

AGING OF POST PETITION                                   MONTH:    OCTOBER-01
TAXES AND PAYABLES                                              ----------------

                                0 - 30          31 - 60          61 - 90       91 +
TAXES PAYABLE                    DAYS             DAYS             DAYS        DAYS           TOTAL
-------------                   ------          -------          -------       ----           -----
1.   Federal                                                                                     --
2.   State                       5,000                                                        5,000
3.   Local                                                                                       --
4.   Other (See Below)          21,492                                                       21,492
5.   Total Taxes Payable        26,492                0                0          0          26,492
6.   Accounts Payable                0                                                            0

                                                         MONTH:    OCTOBER-01
                                                                ----------------
STATUS OF POST PETITION TAXES

                                            BEGINNING TAX        AMOUNT WITHHELD                        ENDING TAX
FEDERAL                                      LIABILITY*           AND/OR ACCRUED     (AMOUNT PAID)      LIABILITY
-------                                     -------------        ---------------     -------------      ----------
1.   Withholding **                                                                                              0
2.   FICA - Employee **                                                                                          0
3.   FICA - Employer **                                                                                          0
4.   Unemployment                                                                                                0
5.   Income                                                                                                      0
6.   Other (Attach List)                                                                                         0
7.   Total Federal Taxes                                0                      0                 0               0

STATE AND LOCAL

8.   Withholding                                                                                 0               0
9.   Sales (FOOTNOTE)                               5,000                                        0           5,000
10.  Excise                                                                                                      0
11.  Unemployment                                                                                0               0
12.  Real Property                                                                                               0
13.  Personal Property (FOOTNOTE)                  21,492                                        0          21,492
14.  Other (Attach List)                                                                                         0
15.  Total State And Local                         26,492                      0                 0          26,492
16.  Total Taxes                                   26,492                      0                 0          26,492

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANUFACTURING, LP                         ACCRUAL BASIS - 5

CASE NUMBER:   401-40784-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations,

                                                         MONTH:    OCTOBER-01
                                                                ----------------

BANK RECONCILIATIONS                             Account # 1       Account # 2
--------------------                             -----------       -----------
A.   BANK:                                       Summit Bank       Summit Bank        (Attach List)
B.   ACCOUNT NUMBER:                              1-0138099         1-0137836                                 TOTAL
C.   PURPOSE (TYPE):                             Depository        Depository
1.   Balance Per Bank Statement                           4,995         145,810                  --          150,805
2.   Add: Total Deposits Not Credited
3.   Subtract: Outstanding Checks                                                                                 --
4.   Other Reconciling Items                                                                                      --
5.   Month End Balance Per Books                          4,995         145,810                  --          150,805
6.   Number of Last Check Written                    N/A               N/A

INVESTMENT ACCOUNTS

                                                   DATE OF        TYPE OF
BANK, ACCOUNT NAME & NUMBER                       PURCHASE       INSTRUMENT     PURCHASE PRICE     CURRENT VALUE
---------------------------                       --------       ----------     --------------     -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                       0                 0

CASH

12.  Currency On Hand                                                                                          0
     Reclass to Accounts Payable
13.  Total Cash - End of Month                                                                           150,805


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANUFACTURING, LP                         ACCRUAL BASIS - 6

CASE NUMBER:   401-40784-BJH-11

                                                         MONTH:    OCTOBER-01
                                                                ----------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                        TYPE OF                            AMOUNT              TOTAL PAID
             NAME                       PAYMENT                             PAID                TO DATE
             ----                       -------                            ------              ----------
1.    Lee Denham                        Payroll/severance                                         134,620
2.    Lee Denham                        Expense Reimb.                                                254
3.    Jim Connors                       Consulting fees and expenses                              114,975
4.    Jim Connors                       Division Sale Bonuses                                     112,500
5.    (Attach List)
6.    Total Payments To Insiders                                                0                 362,349

                                  PROFESSIONALS

                                          DATE OF
                                        COURT ORDER                                                             TOTAL
                                        AUTHORIZING          AMOUNT        AMOUNT         TOTAL PAID          INCURRED &
             NAME                         PAYMENT           APPROVED        PAID           TO DATE             UNPAID*
             ----                       -----------         --------       ------         ----------          ----------
1.    Gordion Group                        03/20/01          301,398            0            301,398                   0
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Professionals                        301,398            0            301,398                   0

     *    Include all fees incurred, both approved and unapproved

 POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                        SCHEDULED           AMOUNTS               TOTAL
                                         MONTHLY             PAID                UNPAID
                                        PAYMENTS            DURING                POST
      NAME OF CREDITOR                     DUE               MONTH              PETITION
      ----------------                  ---------           -------             --------
1.    Bank of America                      N/A                                14,891,816
2.    Status of Leases Payable                                                      None
3.
4.
5.    (Attach List)
6.    TOTAL                                     0                 0           14,891,816

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANUFACTURING, LP                         ACCRUAL BASIS - 7

CASE NUMBER:   401-40784-BJH-11

                                                         MONTH:    OCTOBER-01
                                                                ----------------

QUESTIONNAIRE

                                                                                                     YES        NO
                                                                                                     ---        --
1.      Have any Assets been sold or transferred outside the normal course of
        business this reporting period?                                                                          X

2.      Have any funds been disbursed from any account other than a debtor in
        possession account?                                                                                      X

3.      Are any Post Petition Receivables (accounts, notes, or loans) due from
        related parties?                                                                              X

4.      Have any payments been made on Pre Petition Liabilities this reporting
        period?                                                                                                  X

5.      Have any Post Petition Loans been received by the debtor from any party?                                 X

6.      Are any Post Petition Payroll Taxes past due?                                                            X

7.      Are any Post Petition State or Federal Income Taxes past due?                                            X

8.      Are any Post Petition Real Estate Taxes past due?                                                        X

9.      Are any other Post Petition Taxes past due?                                                              X

10.     Are any amounts owed to Post Petition creditors delinquent?                                              X

11.     Have any Pre Petition Taxes been paid during the reporting period?                                       X

12.     Are any wage payments past due?                                                                          X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                                     YES        NO
                                                                                                     ---        --
1.      Are Worker's Compensation, General Liability and other necessary
        insurance coverages in effect?                                                                X

2.      Are all premium payments paid current?                                                        X

3.      Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.



                              INSTALLMENT PAYMENTS


       TYPE OF POLICY            CARRIER                         PERIOD COVERED                  PAYMENT AMOUNT & FREQUENCY
       --------------            -------                         --------------                 ---------------------------
Property                      Lexington, Allianz                  5/29/00-3/1/02                Semi-Annual     $ 26,485
Group Health                  Blue Cross/Blue Shield            Terminated 8/1/01                                    N/A
Auto                          Liberty Mutual                      9/1/00-3/1/02                 Semi-Annual        3,333
General Liability             Liberty Mutual                      9/1/00-3/1/02                 Semi-Annual       64,657


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANUFACTURING, LP

CASE NUMBER:   401-40784-BJH-11

                                                         MONTH:    OCTOBER-01
                                                                ----------------

                       FOOTNOTES SUPPLEMENT ACCRUAL BASIS

ACCRUAL
BASIS
FORM
NUMBER      LINE NUMBER                 FOOTNOTE / EXPLANATION
------      -----------                 ----------------------
1                1                      Pursuant to the February 12, 2001 Order (1) Authorizing Continued Use
3                1                      of Existing Forms and Records; (2) Authorizing Maintenance of Existing
                                        Corporate Bank Accounts and Cash Management System; and (3) Extending
                                        Time to Comply with 11 U.S.C. Section 345 Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976. The Bank of America lead account is administered by, and held in the name of, Kevco Management
                                        Co. (co-debtor, Case No. 401-40788-BJH-11). Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of
                                        America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a
                                        Supplement to Accrual Basis -3.

1                 4,5                   Pursuant to Asset Purchase Agreements approved by the Court (see prior
1                 10,14A                Monthly Operating Reports for details), Debtor has sold most of its assets.

1                 15A                   Intercompany receivables/payables are from/to co-debtors Kevco
1                 27A                   Management Co. (Case No. 401-40788-BJH-11), Kevco Distribution, LP
7                 3                     (Case No. 401-40789-BJH-11), Kevco Holding, Inc. (Case No.
                                        401-40785-BJH-11), DCM Delaware, Inc. (Case No. 401-40787-BJH-11),
                                        Kevco GP, Inc. (Case No. 401-40786-BJH-11), Kevco Components, Inc.
                                        (Case No. 401-40790-BJH-11), and Kevco, Inc. (Case No.
                                        401-40783-BJH-11).

1                 18                    Sales and property tax owing are accruals only and not yet due.
4                 9, 13

1                 24                    The direct charges to equity are due to secured debt reductions
1                 32                    pursuant to asset sales by Debtor and its co-debtors as well as direct cash payments. The secured debt owed to Bank of America by Kevco, Inc.
                                        (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (see Footnote 1,15A); therefore, the secured debt is reflected as a liability on all of the Kevco entities.  The charge to equity is simply an adjustment to the balance sheet.

1                 25                    Pursuant to Order dated February 12, 2001 and Supplemental Order dated
                                        March 14, 2001, debtors were authorized to pay pre-petition taxes, salaries and wages up to a maximum of $4,300 per employee. Debtors were also (a) allowed to pay accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled.